SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                         March 7, 2002

                       XEROX CORPORATION
      (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                     800 Long Ridge Road
                       P. O. Box 1600
              Stamford, Connecticut  06904-1600
      (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code:
                       (203) 968-3000

                       Not Applicable
 (Former name or former address, if changed since last report)




























Item 5.  Other Events.

Reference is made to the ninth paragraph of Note 12. "Litigation" in Registrant's Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2001 regarding the shareholder derivative action commenced in the Supreme Court of the State of New York against certain current and former members of Registrant's Board of Directors concerning compensation awarded to Registrant's former Chief Executive Officer, G. Richard Thoman.

On January 28, 2002 the court granted the defendants' motion to dismiss the complaint, dismissing the case in its entirety. The time during which an appeal of the court's decision could have been filed has now expired.


_____________________________________________________________________________

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                         /s/ MARTIN S. WAGNER
                                         ----------------------------
                                         By: MARTIN S. WAGNER
                                             Assistant Secretary

Date: March 7, 2002